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                                                                   EXHIBIT 10.90

     THIS AGREEMENT made and executed in FOUR (4) original counterparts this 23RD day of September A.D. 1998 between the Utah Department of Transportation, hereinafter called "Department," first party, and MEADOW VALLEY CONTRACTORS, INC. hereinafter called "Contractor," second party.

     WITNESSETH, That for and in consideration of payments, hereinafter mentioned, to be made by the Department, the Contractor agrees to furnish all labor and equipment; to furnish and deliver all materials not specifically mentioned as being furnished by the Department and to do and perform all work in the construction of GRASSY MOUNTAIN EASTBOUND & WESTBOUND REST AREA IN TOOELE COUNTY, State of Utah, the same being identified as *INH-80-2(47)55 for the approximate sum of THREE MILLION FOUR HUNDRED TWENTY EIGHT THOUSAND EIGHTY
THREE AND 75/100 Dollars ($3,428,583.75).

     The Contractor further covenants and agrees that all of said work and labor shall be done and performed in the best and most workmanlike manner and in strict conformity with the plans, and specifications. The said plans and specifications and the notice to contractors, instruction to bidders, the proposal, special provisions and contract bond are hereby made a part of this agreement as fully and to the same effect as if the same had been at length herein.

     In consideration of the foregoing premises, the Department agrees to pay to Contractor in the manner and in the amount provided in the said specification and proposal.

     IN WITNESS WHEREOF, the parties hereto have subscribed their names through their proper officers thereunto duly authorized as of the day and year first above written.

Attest:                                 UTAH DEPARTMENT OF TRANSPORTATION

/s/ [SIGNATURE ILLEGIBLE]               /s/ [SIGNATURE ILLEGIBLE]
----------------------------            ------------------------------
          Secretary                      Director of Transportation -
                                                First Party

Witnesses:

____________________________            Meadow Valley Contractors, Inc.
                                        ------------------------------
                                                  Second Party

/s/ Tortina M. Bunton
----------------------------


Approved as to form:                    by /s/ Kenneth D. Nelson
                                          -----------------------------
By /s/ [SIGNATURE ILLEGIBLE]                   Vice President
-------------------------------           -----------------------------
 Assistant Attorney General                       Title


                                                  94-279836-5501
APPROVED ______________________          ------------------------------
          Director of Finance            Utah Contractor License Number

                                        FUNDS AVAILABLE _______________

                                        /s/ [SIGNATURE                 10/01/98
                                        ---------------------------------------
                                        Budget Officer                 Date